SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2007

Insight Communications Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26677	13-4053502
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

810 7th Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code)

(917) 286-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                           Entry into a Material Definitive Agreement.

As of April 1, 2007, we entered into an amendment to the partnership agreement of Insight Midwest, L.P.  Insight Midwest, which is the owner of the cable systems serving all of our customers, is owned 50% by us and 50% by an indirect subsidiary of Comcast Corporation. We serve as the sole general partner of Insight Midwest and as the manager of each of its systems.

Under the partnership agreement amendment, we have agreed with Comcast on a division of Insight Midwest’s assets and liabilities.  Upon completion of the transaction, we will own 100% of the cable systems serving Kentucky customers in Louisville, Lexington, Bowling Green and Covington, and customers in Evansville, Indiana and Columbus, Ohio (the “Insight Systems Group”), and Comcast will own 100% of the cable systems serving Illinois customers in Rockford/Dixon, Quincy/Macomb, Springfield, Peoria and Champaign/Urbana, and Indiana customers in Bloomington, Anderson and Lafayette/Kokomo (the “Comcast Systems Group”).  Pending the completion of the transaction, we will continue to manage all of the cable systems of Insight Midwest.  In conjunction with the division of Insight Midwest’s assets and liabilities, the Insight Systems Group will be responsible for $1.260 billion of the partnership’s debt and the Comcast Systems Group will be responsible for $1.335 billion of the partnership’s debt.  The closing is subject to closing conditions, including local governmental approvals and regulatory approvals, and is expected to be completed by the end of 2007.

This summary is qualified in its entirety by reference to the full text of the partnership agreement amendment, a final form of which is included as Exhibit 2.1 with this report and incorporated herein by this reference.

Item 9.01         Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Exhibit:

2.1                                 Second Amendment to Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P., dated as of April 1, 2007, by and between Insight Communications Company, L.P. and TCI of Indiana Holdings, LLC

10.1                           Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P., dated January 5, 2001 (incorporated by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K, dated January 5, 2001)

10.2                           First Amendment to Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P., dated September 30, 2002 (incorporated by reference to Exhibit 10.2 filed with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2002)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Communications Company, Inc.

Dated: April 2, 2007	By:	/s/ Elliot Brecher
Elliot Brecher
Senior Vice President and General Counsel